UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

GRANT PARK FUTURES FUND

LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

____________________________

Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 555 W. Jackson, Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 756-4450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.◻

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

Dismissal of Independent Registered Public Accounting Firm

On June 28, 2021 (the “Notice Date”), Dearborn Capital Management, L.L.C. (the “General Partner”), the General Partner of Grant Park Futures Fund Limited Partnership (the “Fund”) and the Audit Committee of the General Partner, notified RSM US LLP (“RSM”) that it was being dismissed as the Fund’s registered public accounting firm, effectively immediately.

The audit reports of RSM on the Fund’s financial statements for each of the two most recent fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Audit Committee of the General Partner.

During the Fund’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period from January 1, 2021 through the Notice Date, there were (1) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Fund or the General partner and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter thereof in connection with its reports on the Fund’s financial statements for 2020 and 2019, and (2) no “reportable events” (as defined in Item 304(a)(1)(v) of regulation S-K and related instructions).

The General Partner, on behalf of the Fund, provided RSM with a copy of the disclosures in this Current Report on Form 8-K (the “Report”) prior to the filing of this Report with the Securities and Exchange Commission (the “Commission”), and has requested that RSM furnish it with a letter addressed to the Commission stating whether RSM agrees with the statements made regarding RSM in this Report. A copy of RSM’s letter dated July 1, 2021 to the Commission is filed as an Exhibit to this Report.

(b)

Engagement of Independent Registered Public Accounting Firm

On the Notice Date, the General Partner, on behalf of the Fund, approved the engagement of Cohen & Company, Ltd. (“Cohen”) to serve as the Fund’s registered public accounting firm for the fiscal year ending December 31, 2021. The selection of Cohen was approved by the Audit Committee of the General Partner. During the Fund’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period from January 1, 2021 through the Notice Date, neither the General Partner, the Fund nor anyone acting on their behalf consulted with Cohen regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report nor oral advice was provided to either the General partner or the Fund that Cohen concluded was an important factor considered by the General Partner and the Fund in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K and the related instructions, respectively).

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Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter, dated July 1, 2021, from RSM to the Commission, regarding the disclosure contained in Item 4.01 of this report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP
	By:	Dearborn Capital Management, L.L.C.
Date: July 1, 2021		its General Partner
/s/ Maureen O’Rourke
Maureen O’Rourke
Chief Financial Officer